UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2024

INNO HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Texas	001-41882	87-4294543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2465 Farm Market 359 South Brookshire, TX	77423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 909-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	INHD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 4, 2024, INNO Holdings, Inc. (the “Company”) entered into an Agreement for Purchase and Sale and Escrow Instructions (the “Purchase Agreement”) by and among the Company, Pomona Office Tower, LLC (“Pomona”) and WG Kupka, LLC (“Kupka,” and together with Pomona, “Seller”) pursuant to which the Company purchased approximately 120,776 square feet of office space (the “Real Property”) in Pomona, California from the Seller for $14,600,000.00 (the “Purchase Price”). In connection with the signing of the Purchase Agreement, the Company deposited $440,000.00 in escrow, which may become non-refundable under certain circumstances provided for in the Purchase Agreement (the “Deposit”).

In connection with the Purchase Agreement, the Company must submit an application to the Lender (as defined below) for the assumption of an outstanding promissory note (the “Promissory Note”), with an original principal amount of $11,000,000.00, dated March 17, 2015 by and between German American Capital Corporation (the “Lender”) and Seller within 45 days of the opening of escrow, provided that the Company may seek alternative financing in lieu of the assumption of the Promissory Note within 45 days of the opening of escrow. The Company’s assumption of the $9,690,000.00 balance due under the Promissory Note would represent a portion of the Purchase Price to be paid to Seller pursuant to the Purchase Agreement. The remaining balance, after crediting the Deposit, shall be paid by the Company to the Seller in advance of the closing of the Purchase Agreement.

The information set forth above is qualified in its entirety by reference to the actual terms of the Purchase Agreement, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Agreement for Purchase and Sale and Escrow Instructions, dated January 4, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNO HOLDINGS INC.

By:	/s/ Dekui Liu
Name:	Dekui Liu
Title:	Chief Executive Officer, Director and Chairman

Date: January 16, 2024